SUMMARY PROSPECTUS

October 8, 2020

Emles Federal Contractors ETF

FEDX

Principal U.S. Listing Exchange for the Fund: Cboe BZX

Advised by:
Emles Advisors LLC
www.emles.com
Phone: (833) 673-2661

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information dated October 8, 2020, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.emles.com, or by calling (833) 673-2661.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Investment Objective

The Emles Federal Contractors ETF (the “Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Emles Federal Contractors Index (the “Index”).

Fund Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Shareholder Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.60%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

(2)	Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies. Acquired Fund Fees and Expenses are estimated amounts for the current fiscal year.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Emles Federal Contractors ETF	$61	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized and its Shares have not previously been offered. Therefore, the Fund does not have any portfolio turnover history.

Principal Investment Strategies

The Fund attempts to replicate the Index by investing all, or substantially all (no less than 80%), of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. As of September 29, 2020, there were 14 issues in the Index.

The Index is comprised of U.S. equity securities that provide exposure to the Index’s theme of U.S. federal contractors. Companies relevant to the Index’s federal contractor theme are those that had at least 40% revenue exposure to federal contracts with the U.S. government in the previous fiscal year (defined as ending on September 30th). Companies that are awarded federal contracts amounting to at least 40% of revenues may include companies whose principal business is offering products or providing services related to: aerospace & defense, information technology, cybersecurity, and healthcare (each of the foregoing, a “sub-theme”). The Index may at times include companies that do not fall into the listed sub-themes, but nonetheless satisfy the 40% revenue exposure requirement. The Index aims to have a weighted average federal contract revenue exposure of 50% or above. The Fund intends to concentrate its investments (i.e., under normal circumstances, invest 25% or more of its total assets) in the aerospace and defense industry, to the extent that the Index is concentrated in that industry.

Emles Indexing LLC (the “Index Provider”) analyzes the eligible companies in accordance with its proprietary methodology, which uses publicly available information, such as annual reports, business descriptions, and financial news, to rate and weight the companies based on the degree to which the company, including its products or services, provides exposure to the applicable sub-theme(s). In addition to having a 40% revenue exposure to federal contracts with the U.S. government, securities included in the Index must have, for the six months prior to inclusion in the Index, (i) a minimum average daily trading volume of 100,000 shares, (ii) $10 million in average daily trading value and (iii) a minimum share price of $5.00. Further, each security must have a market capitalization of at least $100 million. Securities must meet the above requirements at that time in which they are selected to be included in the index, including upon rebalancing. The Index Provider’s Index Committee may determine to include a security with less than $10 million average daily trading value, provided it satisfies the remaining inclusion criteria and is deemed appropriate for inclusion in the Index. The Index seeks to rebalance quarterly, and under certain circumstances, such as a merger between two Index constituents, a special rebalance will be completed to maintain the Index’s weighting scheme.

Emles Indexing LLC (an affiliate of Emles Advisors LLC (the “Adviser”)) is the index provider for the Index. S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P”) is the calculation agent for the Index and independently prices the Index on a continuous basis during equity market hours. The Fund has adopted procedures pursuant to Rule 17j-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Adviser has adopted procedures to address any potential conflicts in accordance with Rule 204(A)(1) of the Investment Advisers Act of 1940. These procedures address the types of conflicts that may arise in connection with a self-indexing fund.

The Index Provider’s methodology does not require that at least one company from each of the sub-themes be included in the Index. In addition, companies included in the Index may also operate business lines that generate revenue in other sub-themes.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Adviser intends to use a full replication strategy, an indexing strategy that involves investing in all securities from the Index that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index. The Fund will seek to invest from 80% (at the minimum) to significantly all of its net assets (plus borrowings for investment purposes) in the component securities of the Index.

Principal Risks of Investing in the Fund

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund – Principal Risks.”

Equity Market Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Aerospace and Defense Industry Risk. The aerospace and defense industry can be significantly affected by government defense and aerospace regulation and spending policies. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Information Technology Sector Risk. Companies in the technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology tend to be more volatile than the overall market, and are also are heavily dependent on patent and intellectual property rights. In addition, technology companies may have limited product lines, markets, financial resources or personnel.

Healthcare Sector Risk. Companies in the healthcare sector, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Liquidity Risk. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.

Thematic Investing Risk. The Fund relies on the Index Provider for the identification of themes and sub-themes and its performance may suffer if such themes or sub-themes are not correctly identified or if a theme or sub-theme develops in an unexpected manner. Performance may also suffer if the stocks included in the Index do not benefit from the development of such themes or sub-themes. Performance may also be impacted by the inclusion of non-theme-relevant exposures in the Index. There is no guarantee that the Index will reflect the theme.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Active Trading Market Risk. Although the ETF Shares are listed on the Cboe BZX (the “Exchange”) it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined under “Buying and Selling Fund Shares”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the Purchase and Sale of Fund Shares section of the Prospectus), Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the Exchange. The Adviser cannot predict whether shares will trade below, at or above their NAV because the shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Index Sampling Risk. This is the risk that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund is expected to be low.

Indexing Strategy/Index Tracking Risk. The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Limited History of Performance and Operations. The Fund is a newly organized, non-diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.  The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the Fund’s performance could be impacted.

Market Maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

New Adviser Risk. The Adviser is newly registered and has not previously managed an ETF. Accordingly, investors in the Fund bear the risk that the Adviser’s inexperience may limit its effectiveness.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended.  The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Trading Issues Risk. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Performance

Because the Fund does not yet have a full calendar year of operations, no performance information is presented for the Fund at this time. Once available, performance information will be presented in this section of this Prospectus.

Management

Investment Adviser

Emles Advisors LLC

Portfolio Managers

Gabriel Hammond, Agam Sharma and Yevgeniy Shelkovskiy (collectively, the “Portfolio Managers”) have served as Portfolio Managers since the Fund’s inception and are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund” below.

Buying and Selling Fund Shares

Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.emles.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only “Authorized Participants” that have entered into contracts with the Fund’s distributor may purchase or redeem. An Authorized Participant is typically a market maker or broker-dealer. Creation Units consist of 25,000 shares, though this may change from time to time. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.